CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE
SERIES C CONVERTIBLE PREFERRED STOCK
OF
JPAK GROUP, INC.
JPAK集团公司
C系列可转优先股的分配、优先权和权利证书

The Articles of Incorporation of Jpak Group, Inc, a Nevada corporation (the “Company”), provide that the Company is authorized to issue ____________shares of preferred stock with a par value of $.0001. The Articles of Incorporation provide, further, that the Board of Directors is authorized, to the extent permitted by law, to provide for the issuance of the shares of preferred stock in series, and by filing a certificate pursuant to the Nevada Revised Statutes, to establish from time to time the number of shares to be included in each series and to fix the designation, powers, preferences and rights and the qualifications, limitations or restrictions thereof.  Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation, the Board of Directors, by Unanimous Written Consent dated November 3, 2009, adopted a resolution providing for the designation, rights, powers and preferences and the qualifications, limitations and restrictions of no less than 8,000,000 and no more than 22,000,000 shares of Series C Convertible Preferred Stock, and that a copy of such resolution is as follows:

Jpak集团公司（内华达州注册公司，“公司”）的章程规定，公司被授权发行____________股优先股，票面价值每股美元0.001。章程进一步规定董事会被授权在法律允许的范围内规定以系列的形式发行优先股股份，并通过根据内华达州法典申报证书来确定每个系列时时包含的股份数及确定其分配、权力、优先权和权利以及条件和局限或限制。根据章程授予董事会的授权，董事会于2009年11月3日以一致书面同意通过决议，规定不少于8,000,000不多于22,000,000股的C系列可转优先股的分配、权力、优先权和权利以及条件、局限和限制，该决议的副本如下：

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company, the provisions of the Company’s Articles of Incorporation, and in accordance with the Nevada Revised Statutes, the Board of Directors hereby authorizes the filing of a Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of the Company.  Accordingly, the Company is authorized to issue Series C Convertible Preferred Stock with par value of $.0001 per share, which shall have the powers, preferences and rights and the qualifications, limitations and restrictions thereof, as follows:

通过决议，根据公司董事会被授予的权利，公司章程的规定以及内华达州法典，董事会特此批准申报公司C系列可转优先股的分配、优先权和权利证书。据此，公司被授权发行C系列可转优先股，票面价值每股美元0.0001，其权力、优先权和权利以及条件、局限和限制如下：

1.           Designation and Rank. The designation of such series of the Preferred Stock shall be the Series C Convertible Preferred Stock, par value $0.0001 per share (the "Series C Preferred Stock"). The maximum number of shares of Series C Preferred Stock shall be Twenty-two Million (22,000,000) shares. The Series C Preferred Stock shall rank senior to the Company’s common stock, par value $0.001 per share (the "Common Stock"), and to all other classes and series of equity securities of the Company which by their terms do not rank senior to the Series C Preferred Stock ("Junior Stock"). The Series C Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Company now or hereafter outstanding. For purposes of this Certificate of Designation, the term “Original Series C Issue Price” shall mean an amount equal to $0.60 per share.

分配和等级。本系列优先股的分配应为C系列可转优先股，票面价值每股美元0.0001（“C系列优先股”）。C系列优先股的股份数不超过二千万（22,000,000）。C系列优先股的等级高于票面价值每股美元0.001的公司普通股（“普通股”），且高于所有根据其自身条款等级不高于C系列优先股的其他类别和系列的权益性证券（“低等级股票”）。C系列优先股的等级低于公司现在或以后发行的所有债务。在本股权证书中，“C系列最初发行价”指每股美元0.60。

2.           Voting Rights.
表决权

(a)           Class Voting Rights. The Series C Preferred Stock shall have the following class voting rights (in addition to the voting rights set forth in Section 2(b) hereof). So long as any shares of the Series C Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or written consent of the holders of a majority of the shares of the Series C Preferred Stock outstanding at the time (the “Majority Holders”), given in person or by proxy, either in writing or at a meeting in which the holders of the Series C Preferred Stock vote separately as a class:
类别表决权。C系列优先股应有以下类别表决权（除了第二节(b)规定的表决权之外）。只要存在任何已发行的C系列优先股股份，如未获得半数以上当时已发行的C系列优先股持有人（“多数持有人”）亲自或通过代理人以书面形式或在C系列优先股持有人作为一个类别单独表决的会议上的赞成票或书面同意，公司不应：

(i) authorize, create, issue or increase the authorized or issued amount of any class or series of Preferred Stock, which class or series, in any such case, ranks pari passu or senior to the Series C Preferred Stock, with respect to the distribution of assets on liquidation, dissolution or winding up;
授权、创设、发行或增加被授权或发行的任何类别或系列的优先股，在任何该等情况下该类别或系列的优先股在清算、解散或清盘分配资产时的等级等于或高于C系列优先股；

(ii) amend, alter or repeal the provisions of the Series C Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series C Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock shall not be deemed to adversely affect such rights, preferences, privileges or voting powers;
修改、变更或废除C系列优先股的任何规定，不论因合并、兼并或其他情况，以致对C系列优先股的任何权利、优先权、特权或表决权造成不利影响；但是，任何创设或发行其他系列低等级股票的行为不应被视为对上述权利、优先权、特权或表决权造成不利影响；

(iii) issue any shares of Series C Preferred Stock other than pursuant to the Purchase Agreement (as defined herein) or as a dividend;
发行任何C系列优先股股份，但根据证券购买协议或作为股息而发行除外；

(iv) repurchase, redeem or pay dividends on, shares of Common Stock or any other shares of the Company's Junior Stock (other than de minimus repurchases from employees of the Company in certain circumstances or repurchases pursuant to a plan approved by the Board);
回购、赎回普通股或公司的任何其他低等级股票的股份或为该等股份分配股息（在特定情形下从公司员工处少量回购或根据董事会批准的计划回购除外）；

(iv) amend the Articles of Incorporation or By-Laws of the Company so as to affect materially and adversely any right, preference, privilege or voting power of the Series C Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock shall not be deemed to adversely affect such rights, preferences, privileges or voting powers;
修改公司登记注册证书或公司章程以致对C系列优先股的任何权利、优先权、特权或表决权造成重大不利影响；但是创设或发行其他系列低等级股票的行为不应视为对上述权利、优先权、特权或表决权造成不利影响；

(v) effect any distribution with respect to Junior Stock other than as permitted hereby;
为低等级股票分派红利，但本文规定允许的除外；

(vi) reclassify the Company's outstanding securities;
重新分类公司已发行的证券；

(vii) voluntarily file for bankruptcy, liquidate the Company’s assets or make an assignment for the benefit of the Company’s creditors; or
自愿申报破产、清算公司资产或转让公司债权人的利益；或

(viii) materially change the nature of the Company’s business.
重大改变公司的业务种类。

Notwithstanding the foregoing, no change pursuant to Section 8 herein shall be effective to the extent that, by its terms, it applies to less than all of the Holders of shares of Series C Preferred Stock then outstanding
尽管有上述规定，如果根据第8节的规定做出的改变根据其自身条款不适用于当时已发行的C系列优先股股份的全部持有人，则不应生效。

(b)           General Voting Rights. Except with respect to transactions upon which the Series C Preferred Stock shall be entitled to vote separately as a class pursuant to Section 2(a) above and as otherwise required by Nevada law, the Series C Preferred Stock shall have no voting rights with the Common Stock or other equity securities of the Company. The Common Stock into which the Series C Preferred Stock is convertible shall, when issued have all of the same voting rights as other issued and outstanding Common Stock of the Company, and none of the rights of the Series C Preferred Stock.

一般表决权。除了根据第2节(a)的规定或内达华州法律的要求C系列优先股应作为一个类别单独表决的交易外，C系列优先股对普通股或公司的其他权益性证券无表决权。C系列优先股可转换的普通股应在发行时具有与公司其他已发行的普通股相同的表决权，但不具有C系列优先股的任何权利。

3.           Liquidation Preference.

清算优先权

(a)           In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the holders of shares of Series C Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Company available for distribution to its stockholders, an amount equal to $0.60 per share of the Series C Preferred Stock (the “Series C Liquidation Preference Amount”) before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are not sufficient to pay in full the Series C Liquidation Preference Amount payable to the holders of outstanding shares of the Series C Preferred Stock and any series of Preferred Stock or any other class of stock ranking pari passu, as to rights on liquidation, dissolution or winding up, with the Series C Preferred Stock, then all of said assets will be distributed among the holders of the Series C Preferred Stock and the other classes of stock ranking pari passu with the Series C Preferred Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The liquidation payment with respect to each outstanding fractional share of Series C Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series C Preferred Stock. All payments for which this Section 3(a) provides shall be in cash, property (valued at its fair market value as determined by an independent appraiser chosen by the Company and reasonably acceptable to the holders of a majority of the Series C Preferred Stock) or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series C Preferred Stock has been paid in cash the full Series C Liquidation Preference Amount to which such holder is entitled as provided herein.

若发生公司清算、解散或清盘(无论自愿或非自愿)，已发行的C系列优先股持有人应有权在向普通股持有人或任何其它低等级股票持有人分配之前，从公司应分配给其持有人的资产中，就每一股C系列优先股获得数额等于美元0.60的金额(“C系列清算优先数额”)。如果公司的资产不足以向所有已发行的C系列优先股持有人和任何在清算、解散或清盘中的权利与C系列优先股同等级的优先股票或其他类别股票的持有人支付C系列清算优先数额，则公司应按照各C系列优先股持有人和任何与C系列优先股同等级的其他种类股票（如有）持有人所持有的股份数按比例分配公司资产。C系列优先股的零散股份的清算支付等于其向对于每一股C系列优先股的清算支付的相应比例的数额。本第3节(a)规定的所有支付可以为现金、财产（以公司选择的且多数C系列优先股的持有人可合理接受的独立评估师确定的公平市场价值进行估价）或二者结合的方式；但是，除非各已发行的C系列优先股持有人应得的C系列清算优先数额已以现金全额支付，否则不可以向低等级股票持有人支付现金。

(b)           A consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting shares of the Company is disposed of or conveyed, shall not be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 3.

公司兼并或合并成其他公司，或全部出售或实质全部出售公司资产，或公司通过任何交易或一系列交易后公司表决权股份中50%以上被处置或转让，不应被视为本第3节规定的清算、解散或清盘。

(c)           The Company shall provide written notice of any redemption, voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, by mail, postage prepaid, no less than forty-five (45) calendar days prior to the payment date stated therein, to the holders of record of the Series C Preferred Stock at their respective addresses as the same shall appear on the books of the Company, which notice shall also state the amount per share of Series C Preferred Stock that will be paid or distributed on such liquidation, dissolution or winding up, as the case may be, if such amount differs from the Series C Liquidation Preference Amount.

公司应发出关于任何赎回、自愿或非自愿的清算、解散或清盘事件的书面通知，说明支付日期和场所，该等通知应在支付日期前至少四十五（45）个自然日通过信件、邮资预付邮件发送至公司过户登记载明的各C系列优先股的登记持有人的地址；该通知应同时说明每一股C系列优先股在该等清算、解散或清盘中应被支付或分配的金额，如果该金额与C系列清算优先数额不同。

4.           Conversion. The holder of Series C Preferred Stock shall have the following conversion rights (the “Conversion Rights”):

转换。C系列优先股持有人有下列转换权利（“转换权利”）：

(a)           Right to Convert. At any time on or after the date of the initial issuance of the Series C Preferred Stock (the “Issuance Date”), the holder of any such shares of Series C Preferred Stock may, at such holder's option, subject to the limitations set forth in Section 6 herein, elect to convert (a “Voluntary Conversion”) all or any portion of the shares of Series C Preferred Stock held by such person into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the Series C Liquidation Preference Amount of the shares of Series C Preferred Stock divided by (ii) the Conversion Price (as defined in Section 4(c) below) in effect as of the date of the delivery by such holder of its Conversion Notice (as hereinafter defined).  In the event of a notice of redemption of any shares of Series C Preferred Stock pursuant to Section 7 hereof, the Conversion Rights of the shares designated for redemption shall terminate at the close of business on the last full day preceding the date fixed for redemption, unless the redemption price is not paid on such redemption date, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation, dissolution or winding up of the Company, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series C Preferred Stock.

转换权。C系列优先股原始发行日（“发行日”）当天或之后的任何时间，任何C系列优先股持有人在第6节的限制条件下可自行决定将其全部或任何部分C系列优先股转换为充分支付的非增缴普通股（“自愿转换”），其数额等于(i)C系列优先股的C系列清算优先数额除以(ii)该持有人交付的转换通知所载的（见下文的相关规定）于交付之日有效的转换价（见第4节(c)的有关规定）。若出现第7节规定的C系列优先股任何股份的回购通知，则被指定回购的股份的转换权利将在定于回购的前一日营业即将结束之时终止，除非在回购日期之前回购款未充分支付，此时该等股份的转换权利直到回购款充分支付时继续存在。若公司发生清算、解散或清盘，转换权利应在定于向C系列优先股持有人分配之日的前一日营业即将结束之日终止。

(b)           Mechanics of Voluntary Conversion. The Voluntary Conversion of Series C Preferred Stock shall be conducted in the following manner:

自愿转换机制。C系列优先股的自愿转换应以下列形式作出：

(i)           Holder's Delivery Requirements. To convert Series C Preferred Stock into full shares of Common Stock on any date (the “Voluntary Conversion Date”), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”), to the Company at 86-532-84630586, and (B) surrender to a common carrier for delivery to the Company’s designated transfer agent (the “Transfer Agent”) as soon as practicable following such Voluntary Conversion Date the original certificates representing the shares of Series C Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the “Preferred Stock Certificates”) and the originally executed Conversion Notice.

持有人的交付请求。为将C系列优先股于任何日期（“自愿转换日”）转换为普通股股份，持有人应(A)通过传真（或其他交付方式）发送充分签署的如附件I（“转换通知”）的转换通知副本至公司（传真号码：86-532-84630586），于纽约时间当日下午5点或之前到达，和(B)在自愿转换日后尽快向公司指定的过户代理人（“过户代理人”）出示代表被转换的C系列优先股股份的原始证书（或就该等股份丢失、被盗或损毁后的赔偿）（“优先股证书”）和转换通知原件。

(ii)           Company's Response. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company of a copy of the fully executed Conversion Notice and by the Transfer Agent of the Preferred Stock Certificates, the Company shall, within three (3) trading days following the later of the (x) date of receipt by the Company of the fully executed Conversion Notice, and (y) date of receipt of the Preferred Stock Certificates by the Transfer Agent, issue and deliver to the Depository Trust Company (“DTC”) account on the holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) as specified in the Conversion Notice, certificates registered in the name of the holder or its designee, representing the number of shares of Common Stock to which the holder shall be entitled. Notwithstanding the foregoing to the contrary, the Company or its Transfer Agent shall only be obligated to issue and deliver the shares to the DTC on a holder’s behalf via DWAC if a registration statement providing for the resale of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock is effective. If the number of shares of Preferred Stock represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of shares of Series C Preferred Stock being converted, then the Company shall instruct the Transfer Agent, as soon as practicable and in no event later than three (3) business days after receipt of the Preferred Stock Certificate(s) and at the Company's expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of shares of Series C Preferred Stock not converted.

公司的回应。公司在收到转换通知的传真件后，应立即通过传真向持有人发出收到该转换通知的确认函。在公司收到充分签署的转换通知和过户代理人提供的优先股证书后，公司应在(x)收到充分签署的转换通知和(y)收到过户代理人提供的优先股证书二者中较迟之日后的三（3）个交易日内发行并交付以持有人或其指定人的名义登记的代表持有人所持普通股股数的证书，通过转换通知规定的存管信托转户系统(“DWAC”) 存入代表持有人的存管信托公司(“DTC”)账号。尽管前文有相反规定，如果规定C系列优先股可转的普通股股份再售的登记申请有效，公司或其过户代理人仅有义务通过存管信托转户系统向代表持有人的存管信托公司(“DTC”)发行和交付股份。如果为转换提交的优先股证书代表的优先股股数大于被转换的C系列优先股股数，则公司应指示过户代理人尽快且不晚于收到优先股证书后的3个工作日，自行承担费用向持有人发行和交付代表未转换的C系列优先股股数的新的优先股证书。

(iii)           Dispute Resolution. In the case of a dispute as to the arithmetic calculation of the number of shares of Common Stock to be issued upon conversion, the Company shall cause its Transfer Agent to promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the arithmetic calculations to the holder via facsimile as soon as possible, but in no event later than two (2) business days after receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within one (1) business day of such disputed arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day thereafter submit via facsimile the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to the Company’s independent, outside accountant. The Company shall cause the accountant to perform the calculations and notify the Company and the holder of the results no later than seventy-two (72) hours from the time it receives the disputed calculations. Such accountant's calculation shall be binding upon all parties absent manifest error. The reasonable expenses of such accountant in making such determination shall be paid by the Company, in the event the holder's calculation was correct, or by the holder, in the event the Company's calculation was correct, or equally by the Company and the holder in the event that neither the Company's or the holder's calculation was correct. The period of time in which the Company is required to effect conversions or redemptions under this Certificate of Designation shall be tolled with respect to the subject conversion or redemption pending resolution of any dispute by the Company made in good faith and in accordance with this Section 4(b)(iii).

争议解决。若出现关于转换可转的普通股股数的计算的争议，公司应促使其过户代理人立即向持有人发行无争议的普通股股数，并通过传真尽快向持有人提交计算，任何情况下不得晚于收到持有人的转换通知后两个工作日。如果该持有人和公司在争议的计算提交给持有人后1个工作日内未能就转换可转的普通股股数达成一致，则公司应在其后的一个工作日内通过传真将转换可转的普通股股数的计算争议提交给公司独立的外部会计师。公司应促使会计师在不晚于其收到争议计算后的七十二（72）个小时进行计算并通知公司和持有人结果。该会计师的计算如无明显错误对各方均有约束力。如持有人的计算正确，公司应支付相关合理会计费用，如公司的计算正确，则由持有人支付相关会计费用。公司根据本股权证书进行转换或赎回所需的期间应由公司根据第4节(b)(iii)的规定诚信收取关于转换或赎回的未决决议的争议的费用。

(iv)           Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series C Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock from and after the Conversion Date.

登记持有人。有权获得C系列优先股可转换的普通股股份的个人自转换日或之后出于任何目的应被视为该等普通股股份的登记持有人。

(v)           Company's Failure to Timely Convert. If within five (5) business days, with respect to Common Stock being issued upon conversion, and within ten (10)business days in the event a new Preferred Stock Certificate is being issued, after the Company's receipt of an executed copy of the Conversion Notice (so long there are no disputes regarding such calculation) (the “Delivery Date”) the Transfer Agent shall fail to issue and deliver to a holder the number of shares of Common Stock to which such holder is entitled upon such holder's conversion of the Series C Preferred Stock (a “Conversion Failure”), in addition to all other available remedies which such holder may pursue hereunder and under the Securities Purchase Agreement (the “Purchase Agreement”) among the Company and the initial holders of the Series C Preferred Stock (including indemnification pursuant to Article VI thereof), the Company shall pay additional damages to such holder on each business day after such fifth (5th) business day that such conversion is not timely effected in an amount equal to 0.5% of the product of (A) the number of shares of Common Stock not issued to the holder on a timely basis pursuant to Section 4(b)(ii) and to which such holder is entitled and (B) the Closing Bid Price (as defined in Section 4(b)(vii) below) of the Common Stock on the last possible date which the Company could have issued such Common Stock, as the case may be, to such holder without violating Section 4(b)(ii).  If the Company fails to pay the additional damages set forth in this Section 4(b)(v) within ten (10) business days of the date incurred, then such payment shall bear interest at the rate of 2.0% per month (pro rated for partial months) until such payments are made.

公司未按时转换。在公司收到签署的转换通知（只要不存在计算争议）后的五（5）个工作日内，如果需要发行新的优先股证书则为十（10）个工作日内，关于因转换而发行普通股，过户代理人未能向持有人发行和交付其转换C系列优先股应得的普通股股数（“转换失败”），除了本文和由公司与C系列优先股的最初持有人签署的证券购买协议（“购买协议”）规定的持有人可获得的任何其他救济（包括购买协议第六条规定的赔偿）外，公司应向持有人支付额外赔偿，转换未能按时发生的第五（5）个工作日后的每个工作日支付的赔偿金额为下列数额乘积的0.5%：(A)未按照第4节(b)(ii)的规定按时向持有人发行的普通股股数和(B)如公司未违反第4节(b)(ii)的规定本可向持有人发行该等普通股的最后一日的普通股的收盘价（见下文第4节(b)(vii)的规定）。如果公司没有在十（10）个工作内日支付该等额外赔偿，则每月（不足一个月则按比例确定）的罚息为2.0%，直至付清为止。

(vi)           Buy-In Rights. In addition to any other rights available to the holders of Series C Preferred Stock, if the Company fails to cause its Transfer Agent to transmit to the holder a certificate or certificates representing the shares of Common Stock issuable upon conversion of the Series C Preferred Stock on or before the Delivery Date, and if after such date the holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of the shares of Common Stock issuable upon conversion of Series C Preferred Stock which the holder anticipated receiving upon such conversion (a “Buy-In”), then the Company shall (1) pay in cash to the holder the amount by which (x) the holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Common Stock issuable upon conversion of Series C Preferred Stock that the Company was required to deliver to the holder in connection with the conversion at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed (such amount to be offset by any payment already made to holder under Section 4(b)(v)), and (2) at the option of the holder, either reinstate the shares of Series C Preferred Stock and equivalent number of shares of Common Stock for which such conversion was not honored or deliver to the holder the number of shares of Common Stock that would have been issued had the Company timely complied with its conversion and delivery obligations hereunder. For example, if the holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay to the holder $1,000. The holder shall provide the Company written notice indicating the amounts payable to the holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the Series C Preferred Stock as required pursuant to the terms hereof.

买进权。除了C系列优先股持有人的其他权利外，如果公司没有促使其过户代理人于送达日当天或之前向持有人交付代表其C系列优先股转换的普通股股份的证书，且如果此日期后持有人被其经纪人要求（在公开市场交易或其他方式）买入普通股的股份以弥补预期的持有人在转换其C系列优先股后收到的可出售的普通股股份（“买进”），则公司应(1)向持有人支付现金，数额为(x)持有人买入普通股的全部购买款（包括经济人佣金，如有）超过下列数额的部分 (y)下列数额的乘积(A)公司应向持有人交付的与发行时转换相关的C系列优先股可转的普通股股数 (B)引起该买入义务的订单所载价格（该金额被第4节(b)(v)项下的已做出的支付抵消），及（2）经持有人选择，或者恢复C系列优先股股份以及该转换未实现的相同数量的普通股股份，或者向持有人交付如果公司及时履行其转换和交付义务本应向持有人发行的普通股股数。例如，如果持有人在买进时买入普通股的总价款为美元11,000，而导致该买入义务的失败转换的普通股股份的总售价为美元10,000，则根据第（1）款第一项的规定，公司应向持有人支付美元1,000。持有人应向公司发出书面通知，告知其应向持有人支付的买进的金额，以及适用的确认函及公司合理要求的其他证明。本段的任何内容不限制持有人根据下文规定、法律或衡平法，包括但不限于关于公司未及时交付代表C系列优先股可转的普通股股份的证书的实际履行令或禁令救济，取得其他赔偿的权利。

(vii)           The term "Closing Bid Price" shall mean, for any security as of any date, the last closing bid price of such security on the NYSE AMEX or any successor market thereto, Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select or any successor market thereto (collectively, “Nasdaq,” and together with  AMEX, each a “National Stock Exchange”), OTC Bulletin Board or other principal exchange on which such security is traded as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on any date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the outstanding shares of the Series C Preferred Stock.
“收盘价”指，对任何日期的任何证券而言，在纽约证券交易所、美国证券交易所或任何继承市场，纳斯达克资本市场、纳斯达克全球市场、纳斯达克全球精选市场或任何继承市场（合称为“纳斯达克”，与美国证券交易所分别称为“国家股票交易所”），OTC公告板或Bloomberg报告的交易该等证券的其他主要交易所的该等证券的最后收盘价，或如果Bloomberg未报告该等证券的收盘价，则为Bloomberg报告的该等证券的最后收盘价，或如果Bloomberg未报告该等证券的最后收盘价，则为美国国家报价局在“粉红单市场”报告的做市商对该等证券报价的平均数。如果以上述规定为基础无法计算任何日期该等证券的收盘价，则该等证券在该等日期的收盘价应为公司和已发行的C系列优先股的多数持有人共同确定的市场公允价值。

(c)           Conversion Price.

转换价。

(i)           The term “Conversion Price” shall mean $0.50 per share subject to adjustment under Section 4(d) hereof. Notwithstanding any adjustment hereunder, at no time shall the Conversion Price be greater than $0.50 per share except if it is adjusted pursuant to Section 4(d)(i).

“转换价”指美元0.50每股，该价格根据下文第4节的规定不时调整。尽管根据下文做出任何调整，转换价不应高于美元0.50，除非根据第4节(d)(i)进行调整。

(ii)           Notwithstanding the foregoing to the contrary, if during any period (a “Black-out Period”), a holder of Series C Preferred Stock is unable to trade any Common Stock issued or issuable upon conversion of the Series C Preferred Stock immediately due to the delay or suspension of effectiveness of the Registration Statement or because the Company has otherwise informed such holder of Series C Preferred Stock that an existing prospectus cannot be used at that time in the sale or transfer of such Common Stock (provided that such postponement, delay, suspension or fact that the prospectus cannot be used is not due to factors solely within the control of the holder of Series C Preferred Stock or due to the Company exercising its rights under Section 3(n) of the Registration Rights Agreement (as defined in the Purchase Agreement), such holder of Series C Preferred Stock shall have the option but not the obligation on any Conversion Date within ten (10) trading days following the expiration of the Black-out Period of using the Conversion Price applicable on such Conversion Date or any Conversion Price selected by such holder of Series C Preferred Stock that would have been applicable had such Conversion Date been at any earlier time during the Black-out Period or within the ten (10) trading days thereafter.

尽管上文有相反规定，如果在任何时期内（“中断期”），C系列优先股的持有人不能交易C系列优先股转换的任何普通股，系由于登记申请的延迟或尚未生效或因为公司通知该C系列优先股持有人在出售或转让该等普通股时现有的招股说明书不可用（以该等推迟、延迟或招股说明书不可用的事实并非仅由于C系列优先股持有人可以控制的因素，或并非由于公司行使其注册登记权协议（见购买协议的相关规定）第3节(n)规定的权利为前提），则该C系列优先股持有人有权但无义务在中断期结束后的十（10）个交易日内选择转换日并使用该转换日适用的转换价，或持有人可以选择中断期期间或其后的十（10）个交易日内的任何日期作为转换日本应适用的任何转换价作为转换价。
(d)           Adjustments of Conversion Price.

转换价的调整。

(i)           Adjustments for Stock Splits and Combinations. If the Company shall, at any time or from time to time after the Issuance Date, effect a split of the outstanding Common Stock, the Conversion Price shall be proportionately decreased. If the Company shall, at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately increased. Any adjustments under this Section 4(d)(i) shall be effective at the close of business on the date the stock split or combination becomes effective.

针对分股和并股的调整。如果公司在发行日后的任何时间或不时应发生已发行普通股的分拆，则转换价应同比例降低。如果公司在发行日后的任何时间或不时应发生已发行普通股的合并，则转换价应同比例提高。任何本第4节(d)(i)的调整应于分股或合股生效当日营业即将结束之时生效。

(ii)           Adjustments for Certain Dividends and Distributions. If the Company shall, at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the Conversion Price shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

针对特定股息和红利的调整。如果公司在发行日后的任何时间或不时应决定或设定一个登记日期以确定有权收到以普通股股份派发股息或其他红利的普通股持有人，则在任一情况下，转换价应在该等发行时降低，或如果已经确定该登记日期则在该登记日营业即将结束之时降低转换价，通过将当时有效的转换价乘以一个分数：
(1)           the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

分子为紧接该等发行之时或该登记日营业即将结束之时已发行普通股的股份总数；和

(2)           the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

分母为紧接该发行之时或登记日营业即将结束之时已发行普通股的股份总数加上分配该等股息和红利可发行的普通股股数。

(iii)           Adjustment for Other Dividends and Distributions. If the Company shall, at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution by the Company, payable in securities of the Company, other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of Series C Preferred Stock shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had their Series C Preferred Stock been converted into Common Stock on the date of such event and had such holder thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 4(d)(iii) with respect to the rights of the holders of the Series C Preferred Stock; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series C Preferred Stock simultaneously receive (i) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series C Preferred Stock had been converted into Common Stock on the date of such event or (ii) a dividend or other distribution of shares of Series C Preferred Stock which are convertible, as of the date of such event, into such number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution.

针对其他股息和红利的调整。如果公司在发行日后的任何时间或不时应决定或设定一个登记日期以确定有权收到以除普通股外的公司证券的形式派发股息或其他红利的普通股持有人，则在任一情况下，应适当修改适用的转换价且做出相关规定（通过调整转换价或其他方式），以使C系列优先股持有人于转换时应获得除可获得的普通股股数外，还应获得其应当获得的公司证券的数量，如同该等C系列优先股持有人在该事件发生之日已将其C系列优先股转换为普通股，且从该事件发生之日至转换日（包括该日）止的期间内保留该等证券（以及该等期间应获得的其他红利），适用第4节(d)(iii)关于C系列优先股持有人的权利在该期间内要求的所有调整；但是，如果该登记日期已确定且未充分支付该等股息或未充分分配该等红利，则转换价应在实际支付该等股息或红利时根据本段规定调整；然而，任何调整不得做出，如果C系列优先股持有人同时获得(i)普通股的股息或其他红利，普通股股数等于如同该等持有人在该事件发生之日已将所有已发行的C系列优先股股份转换成普通股应获得普通股股数或(ii)C系列优先股股份的股息或其他红利，C系列优先股在该等事项发生之日可转换的普通股股数等于每一股普通股在该等股息或红利中发行的额外普通股股数。

(iv)           Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of the Series C Preferred Stock at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 4(d)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 4(d)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of each share of Series C Preferred Stock shall have the right thereafter to convert such share of Series C Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series C Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

针对重新分类、交换和替代的调整。如果C系列优先股可转换的普通股在发行日后的任何时间或不时应当变为相同或不同数量的任何类别股票的股份，不论系通过重新分类、交易、替代或其他方式（第4节(d)(i)、(ii) 和 (iii)规定的分股、并股、股票分红，或第4节(d)(v)规定的重组、合并、兼并或资产出售除外），则在任一情况下，应适当修改转换价且做出规定（通过调整转换价或其他方式），以使C系列优先股持有人有权将该等股份转换成特定类型和数量的股份和其他证券，该等股份和其他证券应为持有人在该等重新分类、交易、替代或其他改变即将发生前若转换C系列优先股可持有的普通股股份在进行重组、重新分类或其它改变时应获得的，但均受限于本股权证书规定的进一步调整。

(v)           Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 4(d)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 4(d)(iv)), or a merger or consolidation of the Company with or into another corporation where the holders of the Company’s outstanding voting securities prior to such merger or consolidation do not own over 50% of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Company's properties or assets to any other person (an “Organic Change”), then as a part of such Organic Change an appropriate revision to the Conversion Price shall be made if necessary and provision shall be made if necessary (by adjustments of the Conversion Price or otherwise) so that the holder of each share of Series C Preferred Stock shall have the right thereafter to convert such share of Series C Preferred Stock into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from the Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4(d)(v) with respect to the rights of the holders of the Series C Preferred Stock after the Organic Change to the end that the provisions of this Section 4(d)(v) (including any adjustment in the Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of the Series C Preferred Stock) shall be applied after that event in as nearly an equivalent manner as may be practicable.  In any such case, the resulting or surviving corporation (if not the Company) shall expressly assume the obligations to deliver, upon the exercise of the conversion privilege, such securities or property as the holders of the Series C Preferred Stock remaining outstanding (or of other convertible preferred stock received by such holders in place thereof) shall be entitled to receive pursuant to the provisions hereof, and to make provisions for the protection of the conversion rights as provided above.  In addition to all other rights of the holders of the Series C Preferred contained herein, simultaneous with the occurrence of an Organic Change, each holder of the Series C Preferred Stock shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's shares of the Series C Preferred Stock at a price per share of the Series C Preferred equal to one hundred ten percent (110%) of the Liquidation Preference Amount.

针对重组、合并、兼并和资产出售的调整。如果公司在发行日后的任何时间或不时应进行资产重组（第4节(d)(i)、(ii)和(iii)规定的分股、并股、股票分红，或第4节(d)(v)规定的股份的重新分类、交易或替换除外），或公司合并或兼并成为其他公司，在该等合并或兼并发生前公司已发行的有表决权证券的持有人紧随该等合并或兼并后未持有合并或兼并后实体的超过50%的已发行的有表决权证券，或公司出售全部或实质出售全部财产或资产给其他个人（“结构变化”），则作为该结构变化的一部分，如需要应适当修改转换价，且做出规定（通过调整转换价或其他方式），以使C系列优先股持有人有权将C系列优先股转换成公司或结构变化后的继承者公司的一定类型和数量的股票和其他证券或财产。在任一该等情况下，为第4节(d)(v)（包括任何当时有效的转换价和C系列优先股可转换的股票或其他证券的数额的修订）的规定在该等事件后以尽可实行的方式得以适用起见，应适用本第4节(d)(v)的规定适当调整C系列优先股的持有人在结构变化后的权利。在任一该等情况下，最终的或存续公司（如果不是公司）应在转换特权行使时承担交付该等证券或财产的义务，如果保持已发行状态的C系列优先股（或该等持有人适当获得的其他可转换优先股）持有人根据本文的规定应获得该等证券或财产，并有义务做出规定保护上文规定的转换权利。除了此处规定的C系列优先股持有人的其他权利外，在发生结构变化的同时，C系列优先股的各持有人应有权选择要求公司赎回该持有人持有的全部或部分C系列优先股，每一股C系列优先股的价格等于清算优先数额的百分之一百一十（110%）。

(vi)           Adjustments for Issuance of Additional Shares of Common Stock. For a period of twelve (12) months following the effective date of the Registration Statement filed under the Registration Rights Agreement (the “Anti-Dilution Period”), in the event the Company shall issue or sell any additional shares of Common Stock (otherwise than as provided in the foregoing subsections (i) through (v) of this Section 4(d) or pursuant to (X) Common Stock Equivalents (as hereafter defined) granted or issued prior to the Issuance Date or (Y) subsection (xii) below) (“Additional Shares of Common Stock”) at a price per share less than the then-applicable Conversion Price or without consideration, then the Conversion Price upon each such issuance shall be reduced to that price (rounded to the nearest cent) determined by multiplying the Conversion Price by a fraction: (1) the numerator of which shall be equal to the sum of (A) the number of shares of Outstanding Common Stock immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the outstanding Conversion Price in effect immediately prior to such issuance; and (2) the denominator of which shall be equal to the number of shares of Outstanding Common Stock immediately after the issuance of such Additional Shares of Common Stock. No adjustment of the Conversion Price shall be made upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefore).

针对发行额外普通股股份的调整。注册登记权协议项下的登记申请生效日后的12个月期间（“反稀释期间”）内，如果公司应以每股价格低于当时适用的转换价或没有对价发行或出售任何额外普通股股份（本第4节(d)前述(i)至(v)的规定，或根据 (X) 在发行日前授权或发行的普通股认购权（普通股认购权见下述有关规定）或(Y)下述(xii)的规定除外）（“额外普通股股份”），则应降低该等发行后的转换价，价格（四舍五入到美分）等于转换价乘以一个分数：(1)分子应等于(A)即将发行该等额外普通股股份前的已发行普通股的股数加上(B)用该等额外普通股股份的总对价以紧接该发行的有效的转换价可以购买的普通股股数（四舍五入到整数股）；（2）分母应等于该紧随额外普通股股份发行后的已发行普通股份的数量。如果因任何期权或其他认购或买入权的行使或因任何普通股认购权的转换或交易权的行使而发行额外普通股股份，且转换价本应在发行该等期权或其他权利或发行该等普通股认购权（或发行任何期权或其他权利）时进行调整的，则该转换价不进行调整。

(vii)           Issuance of Common Stock Equivalents. The provisions of this Section 4(d)(vii) shall apply if the Company during the Anti-Dilution Period, shall (a) issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock (“Convertible Securities”), other than the Series C Preferred Stock, or (b) issue or sell any rights or warrants or options to purchase any such Common Stock or Convertible Securities (collectively, the “Common Stock Equivalents”). If the price per share for which Additional Shares of Common Stock may be issuable pursuant to any such Convertible Securities or Common Stock Equivalent shall be less than the applicable Conversion Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the applicable Conversion Price in effect at the time of such amendment or adjustment, then the applicable Conversion Price upon each such issuance or amendment shall be adjusted as provided in subsection (vi) of this Section 4(d). No adjustment shall be made to the Conversion Price upon the issuance of any Common Stock pursuant to the exercise, conversion or exchange of any Convertible Security or Common Stock Equivalent where an adjustment to the Conversion Price was made as a result of the issuance or purchase of such Convertible Security or Common Stock Equivalent.

普通股认购权的发行。本第4节(d)(vii)的规定应得以适用，如果公司在反稀释期间应(a)发行任何可直接或间接转换或交易成普通股的证券（“可转换证券”），C系列优先股除外，或(b)发行或出售买入该普通股或可转换证券的任何权利或期权或购买权（合称“普通股认购权”）。如果根据任何该等可转换证券或普通股认购权可发行的额外普通股股份的每股价格低于当时有效适用的转换价，或如果在发行该等普通股认购权后，可发行的额外普通股股份的每股价格因而修改或调整，且修改后的价格应低于该等修改或调整时有效适用的转换价，则任何该等发行或修正后的转换价应按照第4节(d)的规定调整。转换价已经因发行或买入任何可转换证券或普通股认购权而调整，则不应因任何可转换证券或普通股认购权的行权、转换或交易发行普通股而调整转换价。

(viii)           Superseding Adjustment. If, at any time after any adjustment of the Conversion Price then in effect shall have been made pursuant to Section 4(d)(vi) or (vii) as the result of any issuance of Common Stock Equivalents, and such Common Stock Equivalents, or the right of conversion or exchange in such Common Stock Equivalents, shall expire, and all of such or the right of conversion or exchange with respect to all of such Common Stock Equivalents shall not have been converted or exercised, then such previous adjustment shall be rescinded and annulled and the Conversion Price then in effect shall be adjusted to the Conversion Price in effect immediately prior to the issuance of such Common Stock Equivalents, subject to any further adjustments pursuant to this Section 4.

取代调整。如果当时有效的转换价本应根据第4节(vi)或(vii)的规定因发行任何普通股认购权而进行调整，且该等普通股认购权或其转换或交易的权利将终止且未本不应转换或行使该等普通股认购权或其权利，则应废除并消灭前述调整，且当时有效的转换价应调整为即将发行该等普通股认购权前的有效转换价，受限于本第4节规定的进一步调整。

(ix)           Consideration for Stock. In case any shares of Common Stock or Convertible Securities other than the Series C Preferred Stock, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold:

股票的对价。如果除C系列优先股外的任何普通股股份或可转换证券，或任何买入该等普通股或可转换证券的权利或期权或购买权应被发行或出售：

(1)           in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be; or

就公司作为存续公司的合并或兼并（任何公司在先已发行的普通股股份应变化或交易成其他公司的股票或其他证券的兼并或合并除外），对价的数额应被视为由公司的董事会合理诚信决定的该等普通股的股份、可转换证券、权利、期权或购买权可得的未存续公司的该部分资产和业务的公允价值，视具体情况而定；或

(2)           in the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Conversion Price, or the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock, the determination of the applicable Conversion Price or the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock. In the event any consideration received by the Company for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board of Directors of the Company. In the event Common Stock is issued with other shares or securities or other assets of the Company for consideration which covers both, the consideration computed as provided in this Section (4)(d)(ix) shall be allocated among such securities and assets as determined in good faith by the Board of Directors of the Company.

如果公司不是合并或兼并后的存续公司，或公司之前已发行的普通股股份应变化或交易成其他公司的股票或其他证券，或公司因任何公司的股票或其他证券而出售全部或者实质出售全部资产，公司应被视为已因其他公司的股票或证券或其他财产发行了以实际交易比率为基础计算的一定数量的普通股股份，对价等于所有其他公司的该等股票或证券或其他财产交易发生之日的公允市场价值。如果任何该等计算导致适用的转换价调整，或C系列优先股可转换的普通股股数调整，在调整C系列优先股可转的普通股股数后，应确定适用的转换价或紧接该等合并、兼并或出售的C系列优先股可转换的普通股股数。如果公司收到的任何证券的对价为财产而非现金，其在发行时的公允市场价值或其他适用的价值应由董事会诚信决定。如果对价涵盖同时发行的普通股和公司的其他股份或证券或其他资产的对价，则根据本第4节(d)(ix)计算对价时应包括由董事会诚信决定的该等证券和资产的对价。

(x)           Record Date. In case the Company shall take record of the holders of its Common Stock or any other Preferred Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

登记日期。如果公司应登记其普通股或任何其他优先股的持有人，以使其有权认购或买入普通股或可转换证券，则发行或出售普通股股份之日应被视为登记日期。

(xi)           Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment to the Conversion Price upon (i) securities issued pursuant to a bona fide acquisition of another business entity or business segment of any such entity by the Issuer pursuant to a merger, purchase of substantially all the assets or any type of reorganization (each an “Acquisition”) provided that (A) the Issuer will own more than fifty percent (50%) of the voting power of such business entity or business segment of such entity and (B) such Acquisition is approved by the Board of Directors, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date of the Purchase Agreement or issued pursuant to the Purchase Agreement (so long as the terms governing the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the holders of the Series C Preferred Stock), (iii) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (iv) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to equity incentive plan that are adopted by the Company’s Board of Directors, (v) securities issued to any placement agent and its respective designees for the transactions contemplated by the Purchase Agreement, (vi) securities issued to advisors or consultants (including, without limitation, financial advisors and investor relations firms) i connection with any engagement letter or consulting agreement, provided that any such issuance is approved by the Board; (vii) securities issued to financial institutions or lessors in connection with reasonable commercial credit arrangements, equipment financings or similar transactions, provided that any such issue is approved by the Board of Directors; (viii) securities issued to vendors or customers or to other persons in similar commercial situations as the Company, provided that any such issue is approved by the Board of Directors; and (ix) securities issued in connection with any recapitalization.

例外事项。尽管本股权证书有任何相反的规定，公司不应被要求对转换价进行任何调整，如果(i)因公司合并、实质买入全部资产或任何种类的重组（分别称为“并购”）而善意取得其他经营实体或其业务部门而发行证券，如果(A)公司将拥有该等经营实体或其业务部门大于百分之五十（50%）的表决权且(B)该等并购经董事会批准；(ii)因转换或行使在购买协议之日或之前已发行的可转换或可行使的证券或根据购买协议（只要规定该等证券的转换或行权价格的条款未修改为降低该等价格或对C系列优先股的持有人不利）而发行证券；(iii)因善意战略许可协议或其他合作安排而发行证券，只要该等发行不以筹集资金为目的；(iv)因公司董事会通过的股权激励计划而发行普通股或发行或授权普通股的买入权；(v)为完成购买协议项下的交易向任何私募代理人及其指定人发行证券；(vi)根据聘用函或咨询协议向顾问或咨询人（包括但不限于财务顾问和投资者关系公司）发行证券，以该发行经董事会批准为前提；(vii)根据商业信用安排、设备融资或类似交易向金融机构或出租人发行证券，以该发行经董事会批准为前提；(viii)向卖主或消费者或其他与公司类似商业境遇的个人发行证券，以该发行经董事会批准为前提；和(ix)与资本结构调整相关的证券发行。

(e)           No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Preferred Stock against impairment. In the event a holder shall elect to convert any shares of Series C Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such holder or anyone associated or affiliated with such holder has been engaged in any violation of law, unless (i) the Company receives an order from the Securities and Exchange Commission prohibiting such conversion or (ii) an injunction from a court, on notice, restraining and/or adjoining conversion of all or of said shares of Series C Preferred Stock shall have been issued and the Company posts a surety bond for the benefit of such holder in an amount equal to 120% of the Series C Liquidation Preference Amount of the shares of Series C Preferred Stock such holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such holder in the event it obtains judgment.

不妨害条款。公司不得通过修改公司的章程或资本重组、资产转移、兼并、合并、解散、发行或出售证券及其他措施避免或试图避免履行本股权证书的任何条款。公司将一直诚信的为执行本股权证书第4节的所有规定提供协助并采取所有必要或适当的措施保护C系列优先股的持有人的转换权免于被损害。如果持有人决定转换任何C系列优先股股份，公司不得基于持有人或该持有人其他相关方或关联方违反法律的主张而拒绝转换，除非(i)公司收到证券交易委员会关于禁止转换的命令或(ii)法院本应发出限制和/或停止所有或上述C系列优先股的转换，且公司为该持有人利益设定保证金，金额等于该持有人决定转换的C系列优先股的C系列清算优先数额的120%，该保证金应保持有效直到争议仲裁/诉讼结束，且如果得到判决该保证金的收益应支付给该持有人。

(f)           Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the holder of such affected Series C Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series C Preferred Stock. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount; if the Company so postpones delivering a certificate, such prior adjustment shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in an adjustment of one percent or more.

调整证书。在根据第4节每次对转换价或C系列优先股可转换的普通股股数进行调整或重新调整时，公司应自行承担费用及时根据本股权证书的条款计算该等调整或重新调整，并向各个C系列优先股持有人提供证书，列明该等调整或重新调整，详细说明该等调整或重新调整的事实依据。经该等受影响的C系列优先股持有人在任何时候提出书面请求，公司应不时向其发出或促使发出证书，列明该等调整或重新调整，当时有效的转换价，以及普通股股数和当时该等C系列优先股可转换的其他证券或财产的数量（如有）。尽管有上述规定，公司没有交付证书的义务，除非该等证书将反映的调整数量增加或减少了至少一个百分点；如果公司推迟交付证书，若这一调整与本第4节要求的其他未作出的调整一起会导致超过一个百分点的调整，应作出之前的调整。

(g)           Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series C Preferred Stock pursuant hereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

发行税。公司应支付任何全部因转换C系列优先股而发行或交付普通股股份而产生的所有发行及其它税款，不包括联邦、州及地方所得税；但是，公司无义务支付任何应持有人要求的关于该转换的交易相关的转让税。

(h)           Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Company. The Company will give written notice to each holder of Series C Preferred Stock at least twenty (20) calendar days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to each holder of Series C Preferred Stock at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

通知。任何通知或下文的其他通讯应以书面形式作出，以下情形被视为送达：以人力或传真发送，或通过邮资预付要求收到回执的挂号信寄出后的三日，发送至公司过户登记的登记持有人地址。公司应在截止过户日或登记下列事项前至少20日书面通知各C系列优先股的持有人，(I)关于普通股的任何股息或红利，(II)关于向普通股持有人发出的任何按比例认购承诺，(III)关于对任何结构变化、解散、清算或清盘进行表决的决定权，且在任何情况下不应该使向持有人发出的通知早于该信息被公众知悉。公司亦应该在任何结构变化、解散、清算或清盘发生前至少20日书面通知各C系列优先股持有人，且在任何情况下不应该使向持有人发出的通知早于该信息被公众知悉。

(i)           Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series C Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall round the number of shares to be issued upon conversion up to the nearest whole number of shares.

零散股份。不得在C系列优先股转换时发行普通股的零散股份。为替代持有人原本有权获得的零散股，公司应累积零散股份至整股时转换，以取代持有人应得的零散股份。

(j)           Reservation of Common Stock. The Company shall, so long as any shares of Series C Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series C Preferred Stock, such number of shares of Common Stock equal to at least one hundred ten percent (110%) of the aggregate number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the shares of Series C Preferred Stock then outstanding. The initial number of shares of Common Stock reserved for conversions of the Series C Preferred Stock and any increase in the number of shares so reserved shall be allocated pro rata among the holders of the Series C Preferred Stock based on the number of shares of Series C Preferred Stock held by each holder of record at the time of issuance of the Series C Preferred Stock or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's shares of Series C Preferred Stock, each transferee shall be allocated a pro rata portion of the number of shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any shares of Series C Preferred Stock shall be allocated to the remaining holders of Series C Preferred Stock, pro rata based on the number of shares of Series C Preferred Stock then held by such holder.

普通股的保留。仅为实现C系列优先股转换之目的，公司应在任何C系列优先股的股份发行期间内，保留其已授权的未发行普通股，该等普通股股数等于至少百分之一百一十（110%）的普通股股份总数，以保证不时足够进行已发行的C系列优先股的转换。为C系列优先股的转换而保留的普通股的最初股数及其任何增加应按于发行该等C系列优先股时每个C系列优先股持有人持有的C系列优先股的股数按比例分配或增加。如果持有人应出售或转让其持有的任何C系列优先股，各受让人应被按比例分配为该等出让人保留的普通股股数。任何保留的、分配给不持有C系列优先股的个人或实体的普通股股份应按C系列优先股的剩余持有人持有的C系列优先股的股数按比例被分配给该等持有人。

(k)           Retirement of Series C Preferred Stock. Conversion of Series C Preferred Stock shall be deemed to have been effected on the Conversion Date. Upon conversion of only a portion of the number of shares of Series C Preferred Stock represented by a certificate surrendered for conversion, the Company shall issue and deliver to such holder, at the expense of the Company, a new certificate covering the number of shares of Series C Preferred Stock representing the unconverted portion of the certificate so surrendered as required by Section 4(b)(i).

收回C系列优先股。转换C系列优先股应视为于转换当日生效。于转换时出示的证书代表的C系列优先股股数仅转换一部分，公司应自行承担费用向该等持有人发行和交付新的证书，列明根据第4节(b)(i)的要求出示的证书未转换的C系列优先股的股数。

(l)           Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of Series C Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

满足法律规定。如果根据任何联邦或州的法律或条例或其他规定，任何为转换C系列优先股的目的而保留的普通股股份需要任何监管部门、证券交易或其他监管实体的登记或记载或批准才可以有效发行或交付，公司应自行承担花销和费用依据诚信原则尽快完成该等登记、记载或批准。

5.           No Preemptive Rights. No holder of the Series C Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

无优先配股权。任何C系列优先股的持有人无权认购、买入或收到任何类别的新的或额外股份，或可转换或交易为任何种类的股份的公债或债券或其他债权凭证，不论是现在还是之后授权的，但是所有该等新的或额外股份或可转换或交易为股份的公债、债券或其他债权凭证可由董事会在该等条款基础上以该等对价向该等个人（在法律允许的范围内）发行和处置，且董事会有绝对决定权。

6.           Conversion Restriction. Notwithstanding anything to the contrary set forth in Section 4 of this Certificate of Designation, at no time may a holder of shares of Series C Preferred Stock convert shares of the Series C Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would cause the number of shares of Common Stock beneficially owned by such holder and its affiliates at such time, when aggregated with all other shares of Common Stock beneficially owned by such holder and its affiliates at such time, result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time; provided, however, that upon a holder of Series C Preferred Stock providing the Company with sixty-one (61) days notice (pursuant to Section 4 (b)(i) hereof) (the "Waiver Notice") that such holder would like to waive Section 6 of this Certificate of Designation with regard to any or all shares of Common Stock issuable upon conversion of Series C Preferred Stock, this Section 6 shall be of no force or effect with regard to those shares of Series C Preferred Stock referenced in the Waiver Notice.

转换限制。不论本股权证书第4节有任何相反规定，C系列优先股的持有人不得转换C系列优先股，如果因该转换发行的普通股股数将导致该持有人及其关联方当时享有实益（按照经修订的1934年证券交易法第13节(d)及其下的规定来确定）的普通股股数和所有当时享有实益的普通股的其他股份之和超过当时已发行的普通股的股份的9.99%；但是，如果C系列优先股的持有人提前六十一（61）天（按照第13节的规定）通知公司（“弃权通知”）其将就任何或所有C系列优先股可转换的普通股股份放弃股权证书第6节的规定，本第6节将对于弃权通知所涉及的该等股权无效。

7.           Inability to Fully Convert.

不能充分转换

(a)           Holder's Option if Company Cannot Fully Convert. If, upon the Company's receipt of a Conversion Notice, the Company cannot issue shares of Common Stock registered for resale under the Registration Statement for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities from issuing all of the Common Stock which is to be issued to a holder of Series C Preferred Stock pursuant to a Conversion Notice or (z) subsequent to the effective date of the Registration Statement, fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and pursuant to Section 4(b)(ii) above and, with respect to the unconverted Series C Preferred Stock, the holder, solely at such holder's option, can elect, within five (5) business days after receipt of notice from the Company thereof to:

如果不能充分转换持有人的选择权。如果在公司收到转换通知后，公司因为任何原因不能发行登记申请项下登记允许转售的普通股股份，包括但不限于因为(x)公司没有足够数量的经授权可用的普通股股份，(y)对公司或其证券适用的法律或条例或证券交易、同业交易系统或其他自律组织的规则禁止公司依据转换通知向C系列优先股持有人发行所有普通股，或(z)在登记申请生效日之后，公司没有足够数量的登记申请项下登记允许转售的普通股股份，则公司应发行其依据该等持有人的转换通知能发行的尽可能多的普通股股份，且根据上述第4节(b)(ii)的规定，对于未转换得C系列优先股，持有人可选择且仅可由持有人选择在收到公司通知后的5个工作日内：

(i)           require the Company to redeem from such holder those Series C Preferred Stock for which the Company is unable to issue Common Stock in accordance with such holder's Conversion Notice (“Mandatory Redemption”) at a price per share equal the Series C Liquidation Preference Amount; provided that the Company shall have the sole option to pay the Mandatory Redemption Price in cash or, subject to Section 7 hereof, shares of Common Stock;

要求公司从该持有人处赎回公司不能按照持有人的转换通知发行普通股的C系列优先股（“强制赎回”），每股价格等于C系列清算优先数额；以公司有绝对选择权决定以现金或根据第7节以普通股股份支付强制赎回价款为前提；

(ii)           if the Company's inability to fully convert Series C Preferred Stock is pursuant to Section 9(a)(z) above, require the Company to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section 5(b)(ii) above;

要求公司根据该持有人转换通知和第5(b)(ii)的规定发行受限制的普通股股份，如果公司不能充分转换C系列优先股系根据第9节(a)(z)的规定；

(iii)           void its Conversion Notice and retain or have returned, as the case may be, the shares of Series C Preferred Stock that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice); or

取消其转换价，并依实际情况保留或已经退还本应根据转换通知转换的C系列优先股股份（以持有人取消转换价不会影响公司履行在该等通知之日前已产生的支付为前提）；或

(iv)           if the Company’s inability to convert results in a Buy-In, exercise its Buy-In rights pursuant to and in accordance with the terms and provisions of Section 5(b)(vi) hereof.

行使其根据第5节(b)(vi)买进的权利，如果公司不能转换而导致买进。

(b)           Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to a holder of Series C Preferred Stock, upon receipt of an original or facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 7(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the “Inability to Fully Convert Notice”). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice, (ii) the number of Series C Preferred Stock which cannot be converted and (iii) the applicable Mandatory Redemption Price. Such holder shall notify the Company of its election pursuant to Section 7(a) above by delivering written notice via facsimile to the Company (“Notice in Response to Inability to Convert”).

履行持有人的选择的机制。在收到C系列优先股持有人发出的转换通知的原件或传真件后公司如第7节(a)的规定不能满足转换要求，公司应立即通过传真向持有人发出不能充分履行转换通知的通知（“不能充分转换通知”）。该不能充分转换通知应载明(i)公司不能充分履行转换通知的原因，(ii)不能转换的C系列优先股的数量和(iii)适用的强制赎回价款。持有人应通过传真向公司发送书面通知其根据第7节(a)的规定做出的选择（“不能转换的回应通知”）。

(c)           Payment of Redemption Price. If such holder shall elect to have its shares redeemed pursuant to Section 7(a)(i) above, the Company shall pay the Mandatory Redemption Price to such holder within thirty (30) days of the Company's receipt of the holder's Notice in Response to Inability to Convert, provided that prior to the Company's receipt of the holder's Notice in Response to Inability to Convert the Company has not delivered a notice to such holder stating, to the satisfaction of the holder, that the event or condition resulting in the Mandatory Redemption has been cured and all Conversion Shares issuable to such holder can and will be delivered to the holder in accordance with the terms of Section 8(g). Until the full Mandatory Redemption Price is paid in full to such holder, such holder may (i) void the Mandatory Redemption with respect to those Series C Preferred Stock for which the full Mandatory Redemption Price has not been paid, (ii) receive back such Series C Preferred Stock, and (iii) require that the Conversion Price of such returned Series C Preferred Stock be adjusted to the lesser of (A) the Conversion Price and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the holder voided the Mandatory Redemption.

支付赎回价款。如果持有人根据第7节(a)(i)的规定选择其股份被赎回，公司应在收到持有人不能转换的回应通知后三十（30）日内向持有人支付强制赎回价款，以公司在收到持有人不能转换的回应通知之前未向持有人发出另持有人满意的通知，说明导致强制赎回的事件或情形已消除且可根据第8节(g)的规定向持有人交付应发行的转换股份为前提。直到强制赎回价款已充分支付给该持有人，该持有人可以(i)取消强制赎回该等尚未充分支付强制赎回价款的C系列优先股，(ii)收回该C系列优先股，和(iii)要求将该等交回的C系列优先股的转换价调整为下列数额中的较小者(A)转换价和(B)自转换日至持有人取消强制赎回之日的期间内最低收盘价。

(d)           Pro-rata Conversion and Redemption. In the event the Company receives a Conversion Notice from more than one holder of Series C Preferred Stock on the same day and the Company can convert and redeem some, but not all, of the Series C Preferred Stock pursuant to this Section 7, the Company shall convert and redeem from each holder of Series C Preferred Stock electing to have Series C Preferred Stock converted and redeemed at such time an amount equal to such holder's pro-rata amount (based on the number shares of Series C Preferred Stock held by such holder relative to the number shares of Series C Preferred Stock then outstanding) of all shares of Series C Preferred Stock being converted and redeemed at such time.

按比例转换和赎回。如果公司在同一天收到一个以上C系列优先股持有人的转换通知，且公司只能根据第7节的规定转换或赎回一部分而非全部C系列优先股，则公司应从每位选择转换或赎回C系列优先股的持有人处按比例（基于该持有人持有的C系列优先股股数与当时已发行的C系列优先股股数之比）转换或赎回C系列优先股。

8.           Vote to Change the Terms of or Issue Preferred Stock. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the Majority Holders (in addition to any other corporate approvals then required to effect such action), shall be required for any change to this Certificate of Designation or the Company's Articles of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series C Preferred Stock.

表决改变优先股的条款或发行优先股。如改变本股权证书或公司章程致使修改、变更、变化或撤销C系列优先股的任何权力、分配、优先权和权利，则需要多数持有人在为该等目的合法召开的会议上投赞成票，或未召开会议时的书面同意（除了为实施该行为当时要求的其他公司性批准外）。

9.           Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series C Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, that the Company shall not be obligated to re-issue Preferred Stock Certificates if the holder contemporaneously requests the Company to convert such shares of Series C Preferred Stock into Common Stock.

证书丢失或被盗。在公司收到任何关于代表C系列优先股股份的优先股证书丢失、被盗、灭失或毁损的充分证据，且若发生丢失、被盗、灭失由持有人赔偿公司，若发生毁损出示并取消优先股证书时，公司应签署并交付具有同样意旨和日期的新的优先股证书；但是，如果持有人同时要求公司将该等C系列优先股股份转换成普通股的股份，公司无义务重新发行优先股证书。

10.           Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series C Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series C Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

救济、识别、其他义务、违约和禁令救济。本股权证书规定的救济应与本股权证书、法律或衡平法（包括实际履行令或禁令救济）下的其他适用的救济并用，本段规定的任何救济不应被视为放弃遵循引起该等救济的规定，且本段的任何内容不限制持有人对公司未遵循本股权证书的条款规定造成的实际损害获得救济。本段规定的关于支付、转换或其他类似的数额（和计算方法）应为持有人应该收到的数额，而不应根据公司的任何其他义务（或其履行）确定，除非本段明确规定。公司确认违反其义务将导致对C系列优先股持有人不可挽回的损害，且法律规定的针对该等违约的救济可能不充分。公司同意如果发生违约或有违约之虞，除了其他可用的救济外，C系列优先股持有人有权取得制止任何违约的禁令，而不需表明经济损失且不需任何债券或其他证券。

11.           Specific Shall Not Limit General; Construction. No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all initial purchasers of the Series C Preferred Stock and shall not be construed against any person as the drafter hereof.

特别规定不限制一般规定；解释。本股权证书包含的任何特别规定不应限制或修订任何更一般的规定。本股权证书应被视为由公司和所有C系列优先股的最初购买人共同起草且不应做出不利于作为起草人的任何人的解释。

12.           Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series C Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

疏于或怠于行使权利不为放弃。C系列优先股持有人未能或延迟行使其任何权力、权利或特权不应视为放弃，且单独或部分行使任何该等权力、权利或特权不排除其其他或进一步的行使或对其他权利、权利或特权的行使。

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IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate and does affirm the foregoing as true this ___ day of November, 2009.
鉴于此，于2009年11月____日签署本股权证书且确认前述属实。

JPAK GROUP, INC..
JPAK集团公司

By: ___________________________________
签署：
Name: YIYUN WANG
姓名：
Title: CEO
职务：首席执行官

EXHIBIT I

JPAK GROUP, INC.
CONVERSION NOTICE
JPAK集团公司
转换通知

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series c Convertible Preferred Stock of JPAK GROUP,INC. (the “Certificate of Designation”). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series C Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of JPAK GROUP，INC, a Nevada corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.
参见JPAK集团公司C系列可转优先股的分配、相关权利和优先权证书（“股权证书”）。根据股权证书的规定，特此选择将JPAK集团公司（内华达州公司，“公司”）的C系列优先股股数，票面价值每股美元0.001，转换成下文指明的公司的普通股股份，票面价值每股美元0.001（“普通股”），通过提出署明于下文指定日期的下文指定优先股股份的股票代表证书。

Date of Conversion:                                 ______________________________________
转换日期：

Number of Preferred Shares to be converted:
转换的优先股数量：

Stock certificate no(s). of Preferred Shares to be converted:    _____________________
转换的优先股的股票证书编号：

The Common Stock has been sold pursuant to the Registration Statement: YES ____NO____
普通股已根据登记申请被出售：是____           否____

Please confirm the following information:
请确认下列信息：

Conversion Price:                                      _____________________________________
转换价：

Number of shares of Common Stock     _____________________________________
to be issued:
发行的普通股股数：

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: _________________________
持有人于转换日期享有实益或被视为享有实益的普通股股数：_________________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:
请将优先股转换的普通股和从公司存款中提取的任何支票（如适用）发送至下列名称和地址

Issue to:                                                      _____________________________________
发送至：

Facsimile Number:                                   ___________________________________________________
传真号码：

Authorization:                                          ___________________________________________________
授权：
By:    ___________________________________
签署：
Title: ___________________________________
职务：

Dated:
日期：